ACQUISITION	12 Months Ended
Dec. 31, 2018
ACQUISITION
ACQUISITION

NOTE 5:      ACQUISITIONS

Purchase of Leaders in Community Alternatives Inc.

In January 2016 the Company acquired 100% of the shares of Leaders in Community Alternatives (LCA), a company providing electronic monitoring and community-based services. The acquisition amounted to approximately $2,900 not including contingent consideration subject to an earn out mechanism which has a fair value of zero, derived from LCA’s revenues in the years 2016, 2017 and 2018. The acquisition was accounted for as business combination.

Details of the consideration paid, the assets acquired and liabilities assumed at the acquisition date, are as follows:

Total consideration	$2,918
Acquired assets and liabilities
Capital acquired	435
Customer relations	424
Deferred tax liability	(170)
Goodwill	2,229

Intangible assets’ depreciated cost amounted to $2,489 and $2,537 as of December 31, 2018 and 2017, respectively. Amortization cost amounted to $48,  56 and $61 in 2018,2017 and 2016, respectively.

Purchase of Safend Ltd.

In March 2016 the Company acquired 100%  of Safend Ltd, a company providing encryption and data protection solutions. As a consideration for the acquisition the Company will provide Safend Ltd. up to $1,500 of working capital to support its business operations. The acquisition was accounted for as business combination. As a result of the acquisition the Company recorded a gain from bargain purchase in the amount of approximately $3,700. The gain is attributed to the fact that we acquire Safend for no consideration due to Safend former parent was filed for bankruptcy.

Details of the consideration paid, the assets acquired and liabilities assumed at the acquisition date, are as follows:

Total consideration	$0
Acquired assets and liabilities
Capital acquired	(145)
Customer relations	1,912
IP	346
Patents	1,508
Deferred tax asset	606
Deferred tax liability	(565)
Gain from bargain purchase	3,662

Intangible assets’ depreciated cost amounted to $2,054 and $2,528 as of December 31, 2018 and 2017, respectively. Amortization cost amounted to $474, and $618 and $619 in 2018, 2017 and 2016, respectively.

Purchase of PowaPOS’ assets and IP

On April 18, 2016, the Company acquired IP, Inventory and Receivable of PowaPOS, a division of POWA Technologies Ltd. PowaPOS provides a fully-integrated mobile and tablet-based system innovative POS platform. The asset’s acquisition’s consideration amounted to approximately $1,174. The assets acquired, at the acquisition date are IP in the amount $493, inventory in the amount of $543 and receivables in the amount of $138

Depreciated cost for the IP amounted to $159 as at December 31, 2018, the inventory was fully reserved as at December 31, 2018.

Purchase of Alvarion Technologies Ltd.

On May 18, 2016, the Company acquired Alvarion Technologies Ltd. (“Alvarion”). In consideration for this acquisition, the Company will pay up to $1,000 in cash and an additional earn-out of up to $1,000 during the next two years following the acquisition, mainly based on sales from the Alvarion division (see also Note 11). As a result of the acquisition the Company recorded a gain from bargain purchase in the amount of $6,853. The gain is attributed to the fact that we acquired Alvarion from a trustee after it went bankrupt.

Details of the consideration paid, the assets acquired and liabilities assumed at the acquisition date, are as follows:

Total consideration	$1,425

Acquired assets	2,705
Technology	739
Brand	290
Patents	3,775
Deferred tax asset	1,026
Deferred tax liability	(257)
Gain from bargain purchase	6,853

Depreciated cost amounted to $4,215 and $4,440 as at December 31, 2018 and 2017. Amortization cost amounted to $225, $225 and $140 in 2018, 2017 and 2016, respectively.